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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   HUNAPU INC.
             (Exact name of registrant as specified in its charter)


              Nevada                                      88-0462762
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


1700 West Horizon Ridge Parkway, Suite 202, Henderson, Nevada         89012
--------------------------------------------------------------    -------------
(Address of principal executive offices)                           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                Name of each exchange on which
      to be so registered                each class is to be registered
      -------------------                ------------------------------
             None                                     None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-45774 (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
-------------------------------------------------------------------------------
                                (Title of class)

                Class A Redeemable Common Stock Purchase Warrants
-------------------------------------------------------------------------------
                                (Title of class)

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                                (Title of class)

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Item 1. Description of Registrant's Securities to be Registered.

         Information with respect to our common stock, and Class A redeemable warrants is incorporated herein by reference to "Description of Securities" in Post-Effective Amendment No. 4 to the Registration Statement on Form SB-2 (Registration No. 333-45774), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission"). Post-Effective Amendment No. 4 was initially filed on March 25, 2003. The Registration Statement was first declared effective by the Commission on November 9, 2001.


Item 2.           Exhibits

         2.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form SB-2 filed with the Commission on September 9, 2000).

         2.2 By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2 filed with the Commission on September 9, 2000).

         2.3 Specimen common stock certificate (incorporated by reference to Exhibit 4.1 the Registration Statement on Form SB-2 filed with the Commission on September 9, 2000).

         2.4 Specimen Class A warrant certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form SB-2 filed with the Commission on September 9, 2000).

         2.5 Promissory Note by and between Hunapu Inc. and Putun LLC, dated August 31, 2000 (incorporated by reference to Exhibit
                  10.2 to Amendment No. 3 to the Registration Statement on Form SB-2 filed with the Commission on July 6, 2001).

         2.6 Promissory Note by and between Hunapu Inc. and Putun LLC, dated February 12, 2001 (incorporated by reference to Exhibit
                  10.3 to Amendment No. 3 to the Registration Statement on Form SB-2 filed with the Commission on July 6, 2001).

         2.7 Promissory Note by and between Hunapu Inc. and Putun LLC, dated April 6, 2001 (incorporated by reference to Exhibit 10.4 to Amendment No. 3 to the Registration Statement on Form SB-2 filed with the Commission on July 6, 2001).

         2.8 Promissory Note Extension by and between Hunapu Inc. and Putun LLC, dated August 30, 2001 (incorporated by reference to
                  Exhibit 10.5 to Amendment No. 4 to the Registration Statement on Form SB-2 filed with the Commission on October 16, 2001).

         2.9 Promissory Note Extension by and between Hunapu Inc. and Putun LLC, dated November 1, 2001 (incorporated by reference to
                  Exhibit 10.6 to Amendment No. 5 to the Registration Statement on Form SB-2 filed with the Commission on November 6, 2001).


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         2.10     Promissory Note by and between Hunapu Inc. and Putun LLC,
                  dated November 21, 2002 (incorporated by reference to Exhibit
                  10.9 to Post-Effective Amendment No. 4 to the Registration Statement on Form SB-2 filed with the Commission on March 25,
                  2003).

         2.11 Promissory Note by and between Hunapu Inc. and Putun LLC, dated February 25, 2003 (incorporated by reference to Exhibit
                  10.10 to Post-Effective Amendment No. 4 to the Registration Statement on Form SB-2 filed with the Commission on March 25,
                  2003).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: March  26, 2003                 HUNAPU INC.

                                       By: /s/ John C. Francis
                                           ----------------------------------
                                       Name: John C. Francis
                                       Title: President





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